UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

ACON S2 ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39525	98-1550150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1133 Connecticut Ave NW, Ste 700 Washington, DC 20036
(Address of principal executive offices)

(202) 454-1100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	STWOU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	STWO	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	STWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 5, 2021, ACON S2 Acquisition Corp. (“ACON S2”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 22,414,077 ordinary shares (consisting of 16,164,077 Class A ordinary shares and 6,250,000 Class B ordinary shares) were present in person or by proxy, representing 71.73% of the voting power of ACON S2’s ordinary shares as of the date of the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of ACON S2 which was filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2021 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved Proposal No. 1—The Domestication Proposal, Proposal No. 2—The Business Combination Proposal, Proposal No. 3—The Charter Proposal and Governance Proposals, Proposal No. 4—The Election of Directors Proposal, Proposal No. 5—The Equity Incentive Plan Proposal, Proposal No. 6—The Nasdaq Proposal and Proposal No. 7—The Employee Stock Purchase Plan Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

Proposal No. 1—The Domestication Proposal:

For	Against	Abstain
21,143,911	1,269,565	601

Proposal No. 2—The Business Combination Proposal:

For	Against	Abstain
21,144,761	1,269,315	1

Proposal No. 3(A)—Governance Proposal—Change in Authorized Shares:

For	Against	Abstain
19,858,769	2,553,846	1,462

Proposal No. 3(B)—Governance Proposal—Authorization of the Board to Issue New ESS Preferred Stock:

For	Against	Abstain
19,829,280	2,582,745	2,052

Proposal No. 3(C)—Governance Proposal—Eliminate Provisions Specific to Status as a Blank Check Company:

For	Against	Abstain
19,852,172	2,561,627	278

Proposal No. 3(D)—Governance Proposal—Exclusive Forum for Cause of Action Arising under the Securities Act:

For	Against	Abstain
21,070,919	1,343,145	13

Proposal No. 4—The Election of Directors Proposal:

For	Against	Abstain
21,141,434	1,272,641	2

Proposal No. 5—The Equity Incentive Plan Proposal:

For	Against	Abstain
21,034,894	1,377,552	1,631

Proposal No. 6—The Nasdaq Proposal:

For	Against	Abstain
21,144,740	1,269,336	1

Proposal No. 7—The Employee Stock Purchase Plan Proposal:

For	Against	Abstain
21,139,999	1,272,827	1,251

As there were sufficient votes to approve each of the above proposals, Proposal No. 8— The Adjournment Proposal, described in the Proxy Statement, was not presented to shareholders.

Based on the results of the General Meeting, ACON S2 expects all closing conditions to the transactions described in the Proxy Statement (the “Transactions”) to be met on or before October 8, 2021 and expects the Transactions to be consummated on or around October 8, 2021. Following the consummation of the Transactions, the common stock and warrants of New ESS (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the symbols “GWH” and “GWH.W,” respectively, on or around October 11, 2021.

Item 8.01.	Other Events.

In connection with the Business Combination, holders of 20,779,960 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $207,799,600.

Forward-Looking Statements

This communication contains certain forward-looking statements, including statements regarding ACON S2’s, ESS’ or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on ACON S2’s and ESS’ current expectations and beliefs concerning future developments and their potential effects on ACON S2, ESS or any successor entity of the proposed transactions. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of ACON S2’s securities, (ii) the failure to satisfy the conditions to the consummation of the proposed transactions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination, (iv) the effect of the announcement or pendency of the proposed transactions on ESS’ business relationships, operating results and business generally, (v) risks that the proposed transactions disrupt current plans and operations of ESS, (vi) changes in the competitive and highly regulated industries in which ESS plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting ESS’ business and changes in the combined capital structure and (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities. There can be no assurance that the future developments affecting ACON S2, ESS or any successor entity of the proposed transactions will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ACON S2’s or ESS’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ACON S2’s registration statement on Form S-1 (File No. 333-248515), the registration statement on Form S-4 (File No. 333-257232) filed in connection with the business combination, and other documents filed by ACON S2 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Except as required by law, ACON S2 and ESS are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Neither ACON S2 nor ESS gives any assurance that either ACON S2 or ESS, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2021

ACON S2 ACQUISITION CORP.

By:	/s/ Adam Kriger
Name:	Adam Kriger
Title:	Chief Executive Officer